UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Common Stocks—78.7%
Consumer Discretionary—11.5%
Auto Components—2.1%
American Axle & Manufacturing Holdings, Inc.[1,2]	825,000	$16,046,250
Lear Corp.	1,225,000	84,855,750

		100,902,000
Automobiles—2.3%
Ford Motor Co.[1]	6,750,000	113,940,000
Household Durables—0.5%
MDC Holdings, Inc.[1]	527,500	16,690,100
Standard Pacific Corp.[2]	1,065,000	8,711,700

		25,401,800
Media—2.7%
Cablevision Systems Corp. New York Group, Cl. A1	1,190,200	22,244,838
Cinemark Holdings, Inc.[1]	497,500	14,487,200
Comcast Corp., Cl. A Special, Non-Vtg.	1,025,000	44,187,750
Time Warner Cable, Inc.[1]	435,000	49,620,450

		130,540,238
Multiline Retail—2.6%
Kohl’s Corp.[1]	1,000,000	52,980,000
Target Corp.	1,035,000	73,743,750

		126,723,750
Specialty Retail—1.3%
Best Buy Co., Inc.[1]	650,000	19,558,500
Foot Locker, Inc.[1]	1,250,000	45,162,500

		64,721,000
Consumer Staples—3.7%
Beverages—0.3%
PepsiCo, Inc.	205,000	17,125,700
Food & Staples Retailing—2.1%
CVS Caremark Corp.	182,000	11,191,180
Kroger Co. (The)	1,000,000	39,270,000
Rite Aid Corp.[2]	1,850,000	5,550,000
Safeway, Inc.[1]	207,500	5,351,425
Walgreen Co.	780,000	39,195,000

		100,557,605
Food Products—1.1%
Archer-Daniels-Midland Co.	662,500	24,161,375
General Mills, Inc.[1]	225,000	11,700,000
Pinnacle Foods, Inc.	715,000	18,211,050

		54,072,425
Household Products—0.1%
Procter & Gamble Co. (The)[1]	37,650	3,023,295
Tobacco—0.1%
Philip Morris International, Inc., Cl. A1	65,000	5,796,700

1	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Energy—9.9%
Energy Equipment & Services—1.8%
Baker Hughes, Inc.	263,750	$12,509,663
Ensco plc, Cl. A1	645,000	36,984,300
Halliburton Co.	882,500	39,880,175

		89,374,138
Oil, Gas & Consumable Fuels—8.1%
Apache Corp.	500,000	40,125,000
BP plc, ADR	1,650,000	68,376,000
Chevron Corp.[1]	1,075,000	135,331,750
CONSOL Energy, Inc.	187,500	5,818,125
HollyFrontier Corp.	82,500	3,757,875
Kinder Morgan Management LLC[2]	165,052	13,365,874
Kinder Morgan, Inc.	1,385,000	52,297,600
Royal Dutch Shell plc, ADR	710,000	48,528,500
Williams Cos., Inc. (The)[1]	707,500	24,175,275

		391,775,999
Financials—23.0%
Capital Markets—2.6%
Goldman Sachs Group, Inc. (The)	425,000	69,712,750
Morgan Stanley	2,125,000	57,821,250

		127,534,000
Commercial Banks—2.6%
CIT Group, Inc.[1,2]	742,500	37,206,675
Wells Fargo & Co.[1]	2,100,000	91,350,000

		128,556,675
Diversified Financial Services—8.8%
Bank of America Corp.	560,000	8,176,000
Citigroup, Inc.	3,637,500	189,659,250
JPMorgan Chase & Co.[1]	3,400,000	189,482,000
KKR Financial Holdings LLC	3,725,000	39,373,250

		426,690,500
Insurance—5.4%
ACE Ltd.	190,000	17,362,200
Assured Guaranty Ltd.[1]	2,175,000	47,067,000
Everest Re Group Ltd.[1]	350,000	46,735,500
MetLife, Inc.	2,300,000	111,366,000
XL Group plc	1,350,000	42,322,500

		264,853,200
Real Estate Investment Trusts (REITs)—3.2%
Apollo Commercial Real Estate Finance, Inc.[1]	1,774,400	28,443,632
Ashford Hospitality Trust	1,605,000	18,730,350
Colony Financial, Inc.	975,000	19,773,000
CYS Investments, Inc.	3,800,000	31,540,000
Digital Realty Trust, Inc.	142,500	7,878,825
Rayonier, Inc.	185,000	10,811,400
Starwood Property Trust, Inc.	1,238,810	31,465,774

2	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Real Estate Investment Trusts (REITs) Continued
Two Harbors Investment Corp.	625,000	$6,268,750

		154,911,731
Real Estate Management & Development—0.3%
American Homes 4 Rent[2,3]	850,000	13,600,000
Thrifts & Mortgage Finance—0.1%
MGIC Investment Corp.[2]	650,000	4,966,000
Health Care—7.3%
Health Care Equipment & Supplies—0.5%
Baxter International, Inc.	14,500	1,059,080
Medtronic, Inc.	369,400	20,405,656

		21,464,736
Health Care Providers & Services—0.7%
UnitedHealth Group, Inc.	475,000	34,603,750
Pharmaceuticals—6.1%
GlaxoSmithKline plc, ADR	545,000	27,773,200
Johnson & Johnson	125,000	11,687,500
Merck & Co., Inc.	2,030,000	97,785,100
Novartis AG, ADR	11,000	787,710
Pfizer, Inc.	3,225,000	94,266,750
Roche Holding Ltd., Sponsored ADR	4,000	245,240
Teva Pharmaceutical Industries Ltd., Sponsored ADR[1]	1,650,000	65,505,000

		298,050,500
Industrials—3.7%
Aerospace & Defense—1.4%
General Dynamics Corp.[1]	653,700	55,786,758
Textron, Inc.	445,000	12,184,100

		67,970,858
Commercial Services & Supplies—1.3%
ADT Corp. (The)[1]	175,000	7,014,000
Pitney Bowes, Inc.[1]	995,000	16,427,450
R.R. Donnelley & Sons Co.	2,000,000	37,980,000

		61,421,450
Industrial Conglomerates—0.3%
General Electric Co.	625,500	15,243,435
Marine—0.5%
Box Ships, Inc.[4]	1,029,000	4,167,450
Costamare, Inc.	1,000,000	17,600,000
Diana Containerships, Inc.[4]	1,300,000	5,317,000

		27,084,450
Road & Rail—0.2%
CSX Corp.[1]	390,000	9,675,900
Information Technology—6.9%
Communications Equipment—1.4%
Cisco Systems, Inc.	600,000	15,330,000
QUALCOMM, Inc.[1]	800,000	51,640,000

		66,970,000

3	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Computers & Peripherals—3.0%
Apple, Inc.[1]	322,500	$145,931,250
EMC Corp.	110,000	2,876,500

		148,807,750
Electronic Equipment, Instruments & Components—0.5%
Corning, Inc.	1,500,000	22,785,000
Semiconductors & Semiconductor Equipment—0.2%
Intel Corp.[1]	362,500	8,446,250
Software—1.8%
Microsoft Corp.[1]	2,825,000	89,919,750
Materials—4.5%
Chemicals—1.6%
Celanese Corp., Series A	324,750	15,607,485
Lyondellbasell Industries NV, Cl. A1	365,000	25,079,150
Mosaic Co. (The)[1]	950,000	39,035,500

		79,722,135
Metals & Mining—1.2%
Allegheny Technologies, Inc.	1,272,500	35,082,825
Freeport-McMoRan Copper & Gold, Inc., Cl. B	827,500	23,401,700

		58,484,525
Paper & Forest Products—1.7%
Domtar Corp.[1]	232,500	16,161,075
International Paper Co.[1]	1,350,000	65,218,500

		81,379,575
Telecommunication Services—5.4%
Diversified Telecommunication Services—5.4%
AT&T, Inc.[1]	1,650,000	58,195,500
CenturyLink, Inc.[1]	2,275,000	81,558,750
Consolidated Communications Holdings, Inc.[1]	1,675,000	29,295,750
Frontier Communications Corp.	14,600,000	63,656,000
Windstream Corp.[1]	3,825,000	31,938,750

		264,644,750
Wireless Telecommunication Services—0.0%
Telephone & Data Systems, Inc.	50,000	1,325,500
Utilities—2.8%
Electric Utilities—2.2%
American Electric Power Co., Inc.	560,000	25,956,000
Edison International	700,000	34,895,000
Exelon Corp.	412,500	12,618,375
FirstEnergy Corp.	625,000	23,793,750
PPL Corp.	380,000	12,072,600

		109,335,725
Energy Traders—0.3%
NRG Energy, Inc.	500,000	13,410,000
Multi-Utilities—0.3%
CenterPoint Energy, Inc.[2]	77,500	3,787,813

4	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Shares	Value
Multi-Utilities Continued
National Grid plc, Sponsored ADR	150,000	$8,938,500

		12,726,313

Total Common Stocks (Cost $3,124,179,103)		3,838,539,108
Preferred Stocks—3.4%
Beazer Homes USA, Inc., 7.50% Cv.	255,000	7,229,250
Continental Airlines Finance Trust II, 6% Cum. Cv. Term Income Deferrable Equity Securities	275,250	12,902,344
General Motors Co., 4.75% Cv., Series B, Non-Vtg.	1,989,750	99,368,115
iStar Financial, Inc., 4.50% Cum. Cv., Series J, Non-Vtg.	84,825	4,474,519
MetLife, Inc., 5% Cv., Non-Vtg.	462,500	26,390,250
PPL Corp., 8.75% Cv.	265,000	14,437,200
Weyerhaeuser Co., 6.375% Cum. Cv., Series A2	29,750	1,561,578

Total Preferred Stocks (Cost $149,529,210)		166,363,256

	Units
Rights, Warrants and Certificates—0.2%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $2,577,600)	1,440,000	7,891,200
	Principal Amount
Mortgage-Backed Obligations—0.2%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.395%, 5/1/36[5]	$154,446	147,084
Banc of America Mortgage 2001-E Trust, Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.829%, 6/1/34[5]	238,977	234,983
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	130,496	119,670
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	215,407	197,918
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	90,379	74,026
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	1,276,396	991,680
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	377,913	280,640
Federal Home Loan Mortgage Corp.: 8%, 4/1/16	6,214	6,526
9%, 8/1/22-5/1/25	3,238	3,621
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	9,422	10,521
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 183, Cl. IO, 16.565%, 4/1/27[6]	147,842	19,737
Series 192, Cl. IO, 11.774%, 2/1/28[6]	41,074	6,818
Series 2130, Cl. SC, 53.209%, 3/15/29[6]	135,939	29,591
Series 243, Cl. 6, 18.74%, 12/15/32[6]	168,482	29,064
Series 2639, Cl. SA, 29.167%, 7/15/22[6]	114,657	4,671

5	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value
Series 2796, Cl. SD, 53.488%, 7/15/26[6]	$195,993	$36,335
Series 2802, Cl. AS, 29.167%, 4/15/33[6]	56,091	1,867
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.669%, 6/1/26[7]	42,662	39,072
Federal National Mortgage Assn.: 7.50%, 1/1/33	154,729	183,769
8.50%, 7/1/32	6,862	8,008
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-63, Cl. SD, 29.215%, 12/18/31[6]	4,506	968
Trust 2001-65, Cl. S, 23.955%, 11/25/31[6]	297,947	61,133
Trust 2001-68, Cl. SC, 28.42%, 11/25/31[6]	2,867	681
Trust 2001-81, Cl. S, 25.276%, 1/25/32[6]	73,490	15,377
Trust 2002-47, Cl. NS, 32.568%, 4/25/32[6]	183,622	36,544
Trust 2002-51, Cl. S, 32.766%, 8/25/32[6]	168,606	33,555
Trust 2002-52, Cl. SD, 35.324%, 9/25/32[6]	225,233	48,897
Trust 2002-7, Cl. SK, 22.555%, 1/25/32[6]	4,997	920
Trust 2002-77, Cl. BS, 22.325%, 12/18/32[6]	9,951	2,221
Trust 2002-77, Cl. SH, 35.92%, 12/18/32[6]	114,896	27,242
Trust 2002-9, Cl. MS, 27.41%, 3/25/32[6]	111,294	27,597
Trust 2002-90, Cl. SN, 26.651%, 8/25/32[6]	8,278	1,413
Trust 2002-90, Cl. SY, 33.462%, 9/25/32[6]	4,549	816
Trust 2003-4, Cl. S, 27.937%, 2/25/33[6]	185,893	36,668
Trust 2003-46, Cl. IH, 31.59%, 6/1/23[6]	1,117,064	140,514
Trust 2004-54, Cl. DS, 40.081%, 11/25/30[6]	198,755	34,347
Trust 2005-14, Cl. SE, 39.227%, 3/25/35[6]	251,364	37,182
Trust 2005-93, Cl. SI, 13.842%, 10/25/35[6]	149,469	26,380
Trust 214, Cl. 2, 45.101%, 3/1/23[6]	258,352	43,278
Trust 222, Cl. 2, 25.725%, 6/1/23[6]	324,611	50,003
Trust 247, Cl. 2, 48.314%, 10/1/23[6]	83,757	15,008
Trust 252, Cl. 2, 44.631%, 11/1/23[6]	288,274	50,118
Trust 319, Cl. 2, 4.089%, 2/1/32[6]	79,779	14,443
Trust 320, Cl. 2, 9.713%, 4/1/32[6]	440,310	63,897
Trust 331, Cl. 9, 6.762%, 2/1/33[6]	35,917	6,363
Trust 334, Cl. 17, 13.501%, 2/1/33[6]	177,381	31,858
Trust 339, Cl. 12, 30.757%, 6/1/33[6]	342,333	59,617
Trust 343, Cl. 13, 28.52%, 9/1/33[6]	315,383	48,414
Trust 343, Cl. 18, 32.255%, 5/1/34[6]	48,888	7,836
Trust 345, Cl. 9, 99.999%, 1/1/34[6]	261,029	41,966
Trust 351, Cl. 10, 36.137%, 4/1/34[6]	79,862	12,215
Trust 351, Cl. 8, 34.097%, 4/1/34[6]	167,987	25,703
Trust 356, Cl. 10, 54.088%, 6/1/35[6]	127,250	19,483
Trust 356, Cl. 12, 56.107%, 2/1/35[6]	62,768	9,610
Trust 362, Cl. 13, 32.863%, 8/1/35[6]	754,887	121,880
Trust 364, Cl. 16, 70.434%, 9/1/35[6]	282,627	42,005

6	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount		Value
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.221%, 9/25/23[7]	$127,359		$120,357
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	391,046		299,935
Government National Mortgage Assn.: 1.625%, 4/8/26[5]	9,701		10,104
7%, 1/29/24-4/29/26	62,268		72,264
7.50%, 5/29/27	239,486		274,704
8%, 5/1/17	5,987		6,436
8.50%, 8/1/17-12/15/17	4,259		4,533
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 2001-21, Cl. SB, 77.228%, 1/16/27[6]	313,101		53,083
Series 2002-15, Cl. SM, 69.208%, 2/16/32[6]	247,671		44,321
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.821%, 11/1/35[5]	556,905		457,644
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.911%, 5/1/37[5]	81,067		76,359
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	570,279		522,128
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.673%, 4/1/34[5]	250,684		255,175
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/1/33	93,761		96,036
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	36,157		27,971
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	92,630		83,105
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.509%, 12/1/35[5]	325,537		295,267
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	397,928		409,155
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.626%, 10/1/36[5]	327,357		307,492
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.967%, 11/1/37[5]	346,837		304,592

Total Mortgage-Backed Obligations (Cost $7,584,427)			7,342,414
U.S. Government Obligations—0.0%
Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $447,902)	425,000		478,264
Foreign Government Obligations—0.0%
Germany (Federal Republic of) Bonds, Series 94, 6.25%, 1/4/24 (Cost $1)	1	EUR	2

7	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes—2.1%
Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	$240,000	$255,515
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	481,000	500,996
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	641,326
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	425,908
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	393,852
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	990,000	1,024,537
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	761,000	860,278
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	210,000	239,135
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[8]	940,000	1,115,980
BNP Paribas SA, 5.186% Jr. Sub. Perpetual Nts.[8,9]	170,000	171,020
British Telecommunications plc, 9.625% Bonds, 12/15/30	325,000	495,126
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14	63,000	64,954
8.50% Sr. Unsec. Nts., 6/15/19	365,000	454,863
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	143,000	163,612
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[8]	486,000	486,621
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	262,000	279,723
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	360,714
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	193,000	184,315
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	968,000	1,109,725
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	495,000	524,700
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	525,986
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	540,000	618,672
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	450,905
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	158,833
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	446,229
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	914,898
Energizer Holdings, Inc., 4.70% Sr. Unsec. Unsub. Nts., 5/19/21	552,000	569,885
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	495,215
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	307,655
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	1,017,000	1,020,814
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	326,508
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	530,100
General Electric Capital Corp., 6.375% Unsec. Sub. Bonds, 11/15/67	1,005,000	1,074,094
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[3,5]	631,000	602,605
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	523,000	520,435
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	182,743

8	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	$553,000	$553,287
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	183,140
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[5]	1,330,000	1,363,250
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	580,043
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	539,000	570,706
Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	200,000	211,750
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[9]	900,000	1,002,247
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	219,000	218,748
Kinross Gold Corp., 3.625% Sr. Unsec. Unsub. Nts., 9/1/16	419,000	419,077
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	438,839
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	487,000	512,568
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[8]	808,000	855,814
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,102,000	1,107,510
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[8]	598,000	649,792
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	371,597
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[8]	735,000	802,593
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	580,000	653,998
MBIA Insurance Corp.: 11.564% Unsec. Sub. Nts., 1/15/33[10]	100,000	82,750
14% Bonds, 1/15/33[8,10]	22,150,000	18,329,125
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	340,123
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	369,000	442,044
MGIC Investment Corp., 5.375% Sr. Unsec. Unsub. Nts., 11/1/15	22,930,000	23,732,550
Morgan Stanley: 5.50% Sr. Unsec. Unsub. Nts., 7/24/20[8]	218,000	239,729
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,275,000	1,405,535
Mylan, Inc., 6% Sr. Nts., 11/15/18[8]	565,000	611,341
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	680,000	762,811
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	573,000	636,171
NII Capital Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/1/21	9,000,000	7,312,500
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	520,000	546,756
Oncor Electric Delivery Co. LLC, 7% Debs., 9/1/22	470,000	588,304
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	323,000	347,426
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[8]	763,000	829,175
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	340,014
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	503,000	545,755
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[8]	305,000	320,326
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	611,675

9	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[8]	$930,000	$936,975
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	627,540
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	530,000	571,075
SLM Corp., 6.25% Sr. Nts., 1/25/16	739,000	789,806
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[8,9]	1,077,000	1,133,543
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	625,000	644,089
Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[8]	540,000	655,433
Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	311,559
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	251,000	255,375
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	550,000	587,125
UBS AG (Stamford CT), 2.25% Sr. Unsec. Nts., 8/12/13	223,000	223,141
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[9]	243,000	257,884
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	31,000	33,119
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	367,239
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	296,000	378,020
Virgin Media Secured Finance plc: 5.25% Sr. Sec. Nts., 1/15/21	307,000	313,493
6.50% Sr. Sec. Nts., 1/15/18	658,000	689,255
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	396,166
Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	607,461
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9	382,000	430,705
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	591,547
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[8]	390,000	413,292
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	179,629
6% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	444,428
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[8]	78,000	85,487
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[3,5]	598,000	641,355

Total Non-Convertible Corporate Bonds and Notes (Cost $84,987,443)		99,582,287

Convertible Corporate Bonds and Notes—7.2%
Colony Financial, Inc., 5% Cv. Sr. Unsec. Unsub. Nts., 4/15/23	250,000	258,438
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts., 1/15/15	26,750,000	51,259,688
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	31,000,000	34,894,375
Liberty Interactive LLC, 0.75% Cv. Sr. Unsec. Unsub. Nts., 3/30/43[8]	3,975,000	4,481,813
MGIC Investment Corp.: 5% Cv. Sr. Nts., 5/1/17	13,000,000	14,291,875
9% Cv. Jr. Unsec. Sub. Bonds, 4/1/63[8]	91,875,000	105,943,359
Micron Technology, Inc., 2.125% Cv. Sr. Unsec. Nts., 2/15/33[8]	5,250,000	7,162,969

10	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Principal Amount	Value
Molycorp, Inc., 3.25% Cv. Sr. Unsec. Nts., 6/15/16	$15,500,000	$11,353,750
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	24,945,000	25,178,859
Peabody Energy Corp., 4.75% Cv. Jr. Unsec. Sub. Debs., 12/15/41	54,800,000	41,476,750
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	7,681,000	11,358,279
Standard Chartered plc, 6.409% Cv. Jr. Sub. Perpetual Bonds[8,9]	400,000	407,950
Starwood Property Trust, Inc., 4% Cv. Sr. Unsec. Unsub. Nts., 1/15/19	11,465,000	12,167,231
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	19,400,000	30,712,625

Total Convertible Corporate Bonds and Notes (Cost $278,422,366)		350,947,961

Structured Securities—4.1%
Bank of America: American International Group, Inc. Equity Linked Nts., 4/4/14[3]	393,000	17,060,130
Best Buy Co., Inc. Equity Linked Nts., 1/23/14[8]	342,349	10,210,009
Barclays Bank plc, General Motors Co. Equity Linked Nts., 1/29/14	271,893	9,778,164
Citigroup, Inc., Micron Technology Inc. Equity Linked Nts., 11/1/13	1,063,954	11,841,463
Credit Suisse AG: Apple, Inc. Equity Linked Nts., 8/15/13	21,735	9,872,143
CVS Caremark Corp. Equity Linked Nts., 9/24/13	272,250	16,182,523
Micron Technology, Inc. Equity Linked Nts., 10/30/13	1,081,100	11,877,064
Credit Suisse AG, New York Branch: Citigroup, Inc. Equity Linked Nts., 1/24/14	190,155	9,940,541
Safeway, Inc. Equity Linked Nts., 12/31/13	411,865	10,715,398
Deutsche Bank AG, Celanese Corp. Equity Linked Nts., 10/24/13[8]	207,300	10,032,040
Goldman Sachs Group, Inc. (The), Mosaic Co. (The) Equity Linked Nts., 1/30/14[8]	185,600	7,906,936
JPMorgan Chase & Co.: Navistar International Corp. Equity Linked Nts., 11/19/13[8]	259,943	9,183,028
Navistar International Corp. Equity Linked Nts., 12/24/13[8]	289,771	10,172,296
Merrill Lynch, Medtronic, Inc. Equity Linked Nts., 11/21/13[8]	238,750	13,131,551
Morgan Stanley: Ford Motor Co., Equity Linked Nts., 2/3/14[8]	571,756	9,756,960
General Motors Co. Equity Linked Nts., 2/3/14[8]	274,726	9,862,452
Rite Aid Corp. Equity Linked Nts., 10/31/13[8]	4,000,000	11,548,252
UBS AG (London), Micron Technology, Inc. Equity Linked Nts., 11/8/13[8]	1,075,300	11,794,530

Total Structured Securities (Cost $192,783,320)		200,865,480

	Expiration Date	Strike Price	Contracts
Exchange-Traded Options Purchased—0.0%
Apache Corp. Put[2]	8/19/13	$77.500	2,750	214,500
Apache Corp. Put[2]	8/19/13	75.000	3,500	119,000

11	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
Apple, Inc. Put[2]	8/19/13	$425.000	1,000	$129,000
Apple, Inc. Put[2]	8/19/13	400.000	750	15,750
Apple, Inc. Put[2]	9/23/13	385.000	750	52,500
Baxter International, Inc. Put[2]	8/19/13	62.500	1,000	4,000
Best Buy Co., Inc. Put[2]	8/19/13	22.000	1,500	4,500
Best Buy Co., Inc. Put[2]	8/19/13	25.000	3,000	12,000
Citigroup, Inc. Put[2]	8/19/13	45.000	3,000	12,000
Citigroup, Inc. Put[2]	9/23/13	45.000	1,500	30,000
Ensco plc, Cl. A Put[2]	8/19/13	52.500	3,000	22,500
Ensco plc, Cl. A Put[2]	9/23/13	50.000	2,000	40,000
MDC Holdings, Inc. Put[2]	8/19/13	28.000	1,250	18,750
Micron Technology, Inc. Put[2]	8/19/13	10.000	2,000	6,000
Mosaic Co. (The) Put[2]	9/23/13	45.000	2,000	1,010,000
Oracle Corp. Put[2]	8/19/13	30.000	2,000	8,000
Philip Morris International, Inc.[2]	8/19/13	82.500	1,000	7,500
QUALCOMM, Inc. Put[2]	8/19/13	55.000	3,500	3,500
Williams Cos., Inc. (The) Put[2]	8/19/13	30.000	4,250	85,000

Total Exchange-Traded Options Purchased (Cost $2,018,116)				1,794,500

Investment Company—4.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[4,11] (Cost $224,639,208)	224,639,208	224,639,208

Total Investments, at Value (Cost $4,067,168,696)	100.5%	4,898,443,680
Liabilities in Excess of Other Assets	(0.5)	(23,177,156)

Net Assets	100.0%	$4,875,266,524

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR             Euro

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $343,840,945. See accompanying Notes.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of July 31, 2013 was $31,904,090, which represents 0.65% of the Fund’s net assets.

See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
American Homes 4 Rent	12/6/12-6/4/13	$13,527,400	$13,600,000	$72,600
Bank of America, American International Group, Inc., Equity Linked Nts., 4/4/14	3/28/13	15,032,250	17,060,130	2,027,880
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11	539,799	602,605	62,806
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	601,611	641,355	39,744

		$29,701,060	$31,904,090	$2,203,030

12	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions		Gross Reductions	Shares July 31, 2013

Box Ships, Inc.[a]	1,377,500	-		348,500	1,029,000
Diana Containerships, Inc.[a]	1,481,078	85,000		266,078	1,300,000
Oppenheimer Institutional Money Market Fund, Cl. E	37,325,668	692,509,362		505,195,822	224,639,208

		Value		Income	Realized Loss

Box Ships, Inc.[a]		$-	[b]	$693,918	$2,348,854
Diana Containerships, Inc.[a]		-	[b]	1,222,500	349,773
Oppenheimer Institutional Money Market Fund, Cl. E		224,639,208		100,503	-

		$224,639,208		$2,016,921	$2,698,627

a. No longer an affiliate as of July 31, 2013.

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,421,639 or 0.03% of the Fund’s net assets as of July 31, 2013.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $159,429 or less than 0.005% of the Fund’s net assets as of July 31, 2013.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $249,230,391 or 5.11% of the Fund’s net assets as of July 31, 2013.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

11. Rate shown is the 7-day yield as of July 31, 2013.

Exchange-Traded Options Written as of July 31, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
ADT Corp. (The)	Call	750	$44.000	8/19/13	$66,676	$(11,250)	$55,426
American Axle & Manufacturing Holdings, Inc.	Call	3,000	19.000	8/19/13	303,841	(315,000)	(11,159)
American Axle & Manufacturing Holdings, Inc.	Call	1,250	18.000	8/19/13	159,950	(231,250)	(71,300)
Apache Corp.	Put	3,500	82.500	8/19/13	477,580	(1,046,500)	(568,920)
Apache Corp.	Put	1,000	80.000	8/19/13	106,610	(162,000)	(55,390)
Apple, Inc.	Call	25	460.000	8/19/13	12,424	(10,000)	2,424
Apple, Inc.	Call	25	465.000	8/19/13	10,676	(6,675)	4,001
Apple, Inc.	Put	500	430.000	8/19/13	553,971	(94,500)	459,471
Apple, Inc.	Put	500	435.000	8/19/13	958,464	(141,000)	817,464
Apple, Inc.	Put	500	445.000	8/19/13	259,887	(287,500)	(27,613)
Apple, Inc.	Put	500	420.000	9/23/13	838,507	(217,500)	621,007
Assured Guaranty Ltd.	Call	250	22.000	8/19/13	20,490	(15,000)	5,490
Assured Guaranty Ltd.	Put	1,000	21.000	8/19/13	47,061	(47,500)	(439)

13	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

AT&T, Inc.	Call	1,000	37.000	8/19/13	24,962	(2,000)	22,962
Best Buy Co., Inc.	Call	1,825	29.000	8/19/13	211,905	(277,400)	(65,495)
Best Buy Co., Inc.	Call	350	30.000	8/19/13	27,086	(35,700)	(8,614)
Best Buy Co., Inc.	Put	3,750	25.000	9/23/13	892,726	(161,250)	731,476
Best Buy Co., Inc.	Put	3,000	26.000	8/19/13	153,894	(15,000)	138,894
Best Buy Co., Inc.	Put	2,000	28.000	8/19/13	129,222	(48,000)	81,222
Best Buy Co., Inc.	Put	1,000	29.000	8/19/13	127,960	(47,000)	80,960
BP plc, ADR	Put	4,000	43.000	8/19/13	559,164	(848,000)	(288,836)
BP plc, ADR	Put	1,300	44.000	8/19/13	386,044	(396,500)	(10,456)
BP plc, ADR	Put	1,250	42.000	8/19/13	104,951	(148,750)	(43,799)
Cablevision Systems Corp. New York Group, Cl. A	Call	4,000	20.000	8/19/13	237,065	(160,000)	77,065
Cablevision Systems Corp. New York Group, Cl. A	Call	1,500	19.000	8/19/13	125,421	(105,000)	20,421
Cablevision Systems Corp. New York Group, Cl. A	Call	1,000	18.000	8/19/13	119,990	(115,000)	4,990
Cisco Systems, Inc.	Put	1,500	24.000	8/19/13	79,942	(45,000)	34,942
CIT Group, Inc.	Call	175	50.000	8/19/13	9,623	(24,150)	(14,527)
Citigroup, Inc.	Put	2,500	49.000	8/19/13	186,267	(45,000)	141,267
Citigroup, Inc.	Put	1,000	49.000	9/23/13	73,441	(71,000)	2,441
CSX Corp.	Call	225	25.000	8/19/13	7,303	(7,650)	(347)
Devon Energy Corp.	Put	1,000	52.500	8/19/13	190,649	(35,000)	155,649
Domtar Corp.	Call	175	70.000	8/19/13	32,818	(17,500)	15,318
Domtar Corp.	Put	750	70.000	8/19/13	143,204	(116,250)	26,954
Domtar Corp.	Put	500	65.000	8/19/13	36,981	(7,500)	29,481
Ensco plc, Cl. A	Call	75	60.000	8/19/13	6,672	(1,500)	5,172
Ensco plc, Cl. A	Put	2,000	57.500	8/19/13	275,030	(180,000)	95,030
Ensco plc, Cl. A	Put	1,000	57.500	9/23/13	206,959	(225,000)	(18,041)
Ensco plc, Cl. A	Put	1,000	55.000	8/19/13	156,960	(29,000)	127,960
Foot Locker, Inc.	Call	1,000	36.000	8/19/13	109,460	(75,000)	34,460
Foot Locker, Inc.	Call	1,000	37.000	8/19/13	68,961	(40,000)	28,961
Ford Motor Co.	Call	250	17.000	8/19/13	7,490	(7,500)	(10)
Ford Motor Co.	Put	1,000	17.000	8/19/13	25,182	(39,000)	(13,818)
General Dynamics Corp.	Call	425	82.500	8/19/13	86,682	(142,375)	(55,693)
General Dynamics Corp.	Call	325	85.000	8/19/13	27,287	(58,500)	(31,213)
General Mills, Inc.	Call	250	50.000	8/19/13	43,740	(53,000)	(9,260)
General Motors Co.	Put	7,500	33.000	8/19/13	590,557	(45,000)	545,557
General Motors Co.	Put	1,000	34.000	9/23/13	42,592	(68,000)	(25,408)
Hartford Financial Services Group, Inc. (The)	Put	1,000	30.000	8/19/13	38,932	(28,000)	10,932
HollyFrontier Corp.	Put	1,750	39.000	8/19/13	165,546	(15,750)	149,796
Intel Corp.	Call	450	23.000	8/19/13	15,433	(18,900)	(3,467)
Intel Corp.	Put	325	22.000	8/19/13	7,463	(2,275)	5,188
International Paper Co.	Call	500	55.000	9/23/13	12,481	(3,500)	8,981
Kinder Morgan, Inc.	Put	1,000	37.500	8/19/13	33,332	(39,000)	(5,668)
Lyondellbasell Industries NV, Cl. A	Call	1,100	67.500	8/19/13	314,618	(286,000)	28,618
Lyondellbasell Industries NV, Cl. A	Call	1,000	70.000	8/19/13	169,959	(90,000)	79,959
MDC Holdings, Inc.	Call	500	34.000	8/19/13	75,980	(17,500)	58,480
MDC Holdings, Inc.	Call	250	33.000	8/19/13	17,240	(15,500)	1,740
MDC Holdings, Inc.	Call	70	35.000	8/19/13	5,877	(1,050)	4,827
MDC Holdings, Inc.	Put	1,500	32.000	8/19/13	136,001	(172,500)	(36,499)
MDC Holdings, Inc.	Put	1,500	33.000	8/19/13	184,835	(270,000)	(85,165)
MDC Holdings, Inc.	Put	1,250	35.000	8/19/13	221,199	(375,000)	(153,801)
MDC Holdings, Inc.	Put	750	30.000	8/19/13	53,721	(30,000)	23,721
MDC Holdings, Inc.	Put	250	34.000	8/19/13	36,740	(62,500)	(25,760)
Micron Technology, Inc.	Put	11,000	12.000	8/19/13	426,318	(209,000)	217,318
Micron Technology, Inc.	Put	1,500	11.000	8/19/13	40,443	(12,000)	28,443

14	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Micron Technology, Inc.	Put	1,000	13.000	8/19/13	45,961	(51,000)	(5,039)
Microsoft Corp.	Call	750	32.000	8/19/13	25,471	(25,500)	(29)
Microsoft Corp.	Put	1,000	31.000	8/19/13	74,961	(26,000)	48,961
Microsoft Corp.	Put	250	30.000	8/19/13	6,740	(2,000)	4,740
Mosaic Co. (The)	Call	750	50.000	8/19/13	31,106	(9,000)	22,106
Mosaic Co. (The)	Call	200	52.500	8/19/13	21,058	(2,000)	19,058
Mosaic Co. (The)	Put	1,000	50.000	9/23/13	177,959	(930,000)	(752,041)
Oracle Corp.	Put	1,250	32.000	8/19/13	98,201	(40,000)	58,201
Philip Morris International, Inc., Cl. A	Put	1,000	87.500	8/19/13	95,146	(43,000)	52,146
Philip Morris International, Inc., Cl. A	Put	250	90.000	8/19/13	54,240	(31,750)	22,490
Philip Morris International, Inc., Cl. A	Call	100	87.500	8/19/13	24,108	(26,400)	(2,292)
Pitney Bowes, Inc.	Call	1,280	15.000	8/19/13	48,471	(172,800)	(124,329)
Pitney Bowes, Inc.	Call	500	14.000	8/19/13	35,731	(117,500)	(81,769)
Pitney Bowes, Inc.	Put	1,500	14.000	8/19/13	83,742	(15,000)	68,742
Procter & Gamble Co. (The)	Call	14	80.000	8/19/13	2,743	(2,660)	83
QUALCOMM, Inc.	Call	200	62.500	8/19/13	24,592	(47,800)	(23,208)
QUALCOMM, Inc.	Call	100	65.000	8/19/13	2,896	(6,800)	(3,904)
QUALCOMM, Inc.	Put	3,500	60.000	8/19/13	566,103	(24,500)	541,603
QUALCOMM, Inc.	Put	250	62.500	8/19/13	59,062	(8,000)	51,062
R.R. Donnelley & Sons Co.	Call	250	19.000	8/19/13	9,740	(10,000)	(260)
Radian Group, Inc.	Put	2,500	11.000	8/19/13	94,934	(6,250)	88,684
Safeway, Inc.	Call	800	25.000	8/19/13	129,568	(84,000)	45,568
Standard Pacific Corp.	Put	12,500	8.000	8/19/13	336,913	(187,500)	149,413
Standard Pacific Corp.	Put	8,500	8.000	9/23/13	343,678	(425,000)	(81,322)
Standard Pacific Corp.	Put	5,000	9.000	9/23/13	537,619	(500,000)	37,619
Standard Pacific Corp.	Put	1,000	9.000	8/19/13	60,001	(85,000)	(24,999)
Take-Two Interactive Software, Inc.	Put	2,000	16.000	8/19/13	63,933	(20,000)	43,933
Take-Two Interactive Software, Inc.	Put	1,500	15.000	8/19/13	53,443	(3,750)	49,693
Take-Two Interactive Software, Inc.	Put	1,000	14.000	8/19/13	42,422	(4,000)	38,422
Take-Two Interactive Software, Inc.	Put	1,000	16.000	9/23/13	33,962	(35,000)	(1,038)
Time Warner Cable, Inc.	Call	2,950	105.000	8/19/13	2,963,446	(2,950,000)	13,446
Time Warner Cable, Inc.	Call	1,050	115.000	8/19/13	465,652	(315,000)	150,652
Time Warner Cable, Inc.	Call	750	120.000	8/19/13	205,218	(90,000)	115,218
Time Warner Cable, Inc.	Put	500	105.000	8/19/13	49,950	(27,500)	22,450
Wells Fargo & Co.	Call	750	43.000	8/19/13	128,632	(63,750)	64,882
Wells Fargo & Co.	Call	500	45.000	8/19/13	26,776	(6,000)	20,776
Williams Cos., Inc. (The)	Call	500	34.000	8/19/13	40,680	(58,500)	(17,820)
Williams Cos., Inc. (The)	Call	425	35.000	8/19/13	27,821	(33,150)	(5,329)
Williams Cos., Inc. (The)	Put	3,000	33.000	8/19/13	301,882	(171,000)	130,882
Williams Cos., Inc. (The)	Put	1,500	34.000	8/19/13	176,060	(135,000)	41,060
Windstream Corp.	Call	2,250	8.000	8/19/13	66,164	(112,500)	(46,336)

					$18,917,230	(14,831,285)	$4,085,945

Notes to Statement of Investments

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

15	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2013 is as follows:

Cost	$13,285,430
Market Value	$18,411,875
Market Value as a % of Net Assets	0.38%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not

16	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

17	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$562,228,788	$—	$—	$562,228,788
Consumer Staples	180,575,725	—	—	180,575,725
Energy	481,150,137	—	—	481,150,137
Financials	1,107,512,106	13,600,000	—	1,121,112,106
Health Care	354,118,986	—	—	354,118,986
Industrials	181,396,093	—	—	181,396,093
Information Technology	336,928,750	—	—	336,928,750
Materials	219,586,235	—	—	219,586,235
Telecommunication Services	265,970,250	—	—	265,970,250
Utilities	131,684,225	3,787,813	—	135,472,038
Preferred Stocks	35,181,078	131,182,178	—	166,363,256
Rights, Warrants and Certificates	7,891,200	—	—	7,891,200
Mortgage-Backed Obligations	—	7,342,414	—	7,342,414
U.S. Government Obligations	—	478,264	—	478,264
Foreign Government Obligations	—	2	—	2
Non-Convertible Corporate Bonds and Notes	—	99,582,287	—	99,582,287
Convertible Corporate Bonds and Notes	—	350,947,961	—	350,947,961
Structured Securities	—	200,865,480	—	200,865,480
Exchange-Traded Options Purchased	1,794,500	—	—	1,794,500
Investment Company	224,639,208	—	—	224,639,208

Total Assets	$4,090,657,281	$807,786,399	$—	$4,898,443,680

Liabilities Table
Other Financial Instruments:
Exchange-Traded options written	$(14,831,285)	$—	$—	$(14,831,285)

Total Liabilities	$(14,831,285)	$—	$—	$(14,831,285)

18	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

19	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction . Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2013, the Fund had an ending monthly average market value of $851,671 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended July 31, 2013, the Fund had an ending monthly average market value of $3,817,038 and $17,190,920 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended July 31, 2013 was as follows:

20	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2012	20,840	$1,788,733	59,192	$12,368,279
Options written	339,229	33,005,786	546,426	95,710,284
Options closed or expired	(263,496)	(21,372,129)	(474,767)	(72,609,621)
Options exercised	(59,709)	(6,810,407)	(13,476)	(23,163,695)

Options outstanding as of July 31, 2013	36,864	$6,611,983	117,375	$12,305,247

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

21	Oppenheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2013 (Unaudited)

Restricted Securities

As of July 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$4,073,455,457
Federal tax cost of other investments	(18,917,230)

Total federal tax cost	$4,054,538,227

Gross unrealized appreciation	$958,093,952
Gross unrealized depreciation	(129,019,784)

Net unrealized appreciation	$829,074,168

22	Oppenheimer Equity Income Fund, Inc.

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013